Pursuant to Rule 497(e)

Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Growth Portfolio

Focused Technology Portfolio

Focused StarALPHA Portfolio

Focused Growth and Income Portfolio

(the “Target Portfolios”)

Supplement dated March 7, 2012, to the Target Portfolios’ Prospectus dated February 28, 2012

The Board of Directors of SunAmerica Series, Inc. (the “Corporation”), on behalf of the Target Portfolios, each a series of the Corporation, has determined that it is in the best interests of each Target Portfolio and its respective shareholders to reorganize the Target Portfolio into the series of SunAmerica Specialty Series set forth in the table below (each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”), subject to shareholder approval. The transactions are collectively referred to herein as the Reorganizations.

Target Portfolios	Acquiring Portfolios
Focused Growth Portfolio	SunAmerica Focused Alpha Growth Fund
Focused Technology Portfolio	SunAmerica Focused Alpha Growth Fund
Focused StarALPHA Portfolio	SunAmerica Focused Alpha Growth Fund
Focused Growth and Income Portfolio	SunAmerica Focused Alpha Large-Cap Fund

Pursuant to each proposed Reorganization, all of a Target Portfolio’s assets and liabilities will be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If a Target Portfolio’s shareholders approve the proposed Reorganization relating to their Target Portfolio, the Target Portfolio’s Class A, Class B, and Class C shareholders, as applicable, will receive Class A, Class A, and Class C shares, respectively, of the corresponding Acquiring Portfolio (“Acquiring Portfolio Shares”). Class I shares of the Focused Growth and Income Portfolio will not participate in the Reorganization of the Focused Growth and Income Portfolio since these shares are currently scheduled to be liquidated on or about April 20, 2012, which is expected to occur prior to such Reorganization. Additional information about the liquidation of Class I shares can be found in a separate supplement to the Focused Growth and Income Portfolio’s Prospectus, dated March 6, 2012.

If a Reorganization is approved, the Target Portfolio’s shareholders will receive Acquiring Portfolio Shares with a total value equal to the total value of their shares of the Target Portfolio on the date of the merger, after which the Target Portfolio will cease operations. On or about June 13, 2012, each Target Portfolio expects to convene a special meeting of the Target Portfolio’s shareholders. Shareholders of record of each Target Portfolio on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the relevant Reorganization in greater detail.

Until a Reorganization is completed, shares of each Target Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Target Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares of a Target Portfolio purchased after the record date set for the special meeting of shareholders of the Target Portfolio will not have the right to vote at such special meeting. A Target Portfolio’s shareholders may continue to purchase or redeem the Target Portfolio’s shares, as described in the Target Portfolios’ Prospectus, before the closing of the proposed Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_FOCPR_2-12